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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 9, 2000
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               (Date of Report: Date of earliest event reported)


                                EZCONNECT, INC.
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          (Exact name of registrant as specified in its charter)


        NEVADA                     0-27249             87-0284731
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



            6009 SOUTH REDWOOD ROAD, SALT LAKE CITY, UTAH  84123
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 270-9711
                                                    --------------

                              Not Applicable
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        (Former name or former address, if changed since last report)












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                              ITEM 5. OTHER EVENTS

     On August 9, 2000, EZConnect, Inc. ("EZConnect") and Encore Wireless, Inc. ("Encore"), entered into Amendment No. 1 to the Agreement and Plan of Merger, dated July 8, 2000 ("Merger Agreement") between EZConnect and Encore that provided for the following:

 (1) an acceleration of a portion of the equity payment due Encore on the Audit Completion Date;

 (2) an acceleration of the proposed Closing Date to September 15, 2000; and

 (3) the removal of certain closing conditions set forth in Article VI of the Merger Agreement relating to the trading volume and stock prices of the EZConnect Common Stock.

     Amendment No. 1 to the Merger Agreement has been included as an exhibit to this report and is incorporated herein by this reference. The summary contained herein is qualified in its entirety by the terms of the Amendment No. 1 to the Merger Agreement and the Merger Agreement, which was included as exhibit to EZConnect's current report on Form 8-K, dated July 21, 2000.

Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                         Location
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20.07       20    Amendment No. 1 [dated August 9, 2000]to
                  the Agreement and Plan of Merger, between
                  EZConnect, Inc., and EZConnect Merger Co,
                  and Encore Wireless, Inc., [dated July 8,
                  2000], including a Promissory Note,
                  attached as Exhibit A                            This Filing


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         EZCONNECT, INC.



Date: August 21, 2000                    /S/ J. Greg Spencer, President